UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 2, 2006

Date of Report (Date of earliest event reported)

HOLMES BIOPHARMA, INC.

(Exact name of small business issuer as specified in its charter)

                Nevada

         000-31129

    88-0412635

(State or other jurisdiction)

(Commission File No.)

(IRS Employer

of incorporation or organization)

 Identification No.)

8655 East Via De Ventura, Suite G-200, Scottsdale, Arizona

85258

(Address of principal executive offices)

(Zip code)

Registrant's telephone number, including area code (206) 245-4779

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

        (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

         (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant

On August 9, 2006, Holmes Biopharma, Inc. dismissed Kyle L. Tingle, CPA, LLC, Certified Public Accountant (“Kyle L. Tingle”) as our independent auditor.  Our board of directors approved the dismissal of Kyle L. Tingle.   Kyle L. Tingle had audited our financials statements for the fiscal years ended December 31, 2004 and 2003 and those reports for each of the two fiscal years were modified as to the uncertainty of our ability to continue as a going concern.  Except for this modification, the reports did not contain an adverse opinion, disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.  There were no disagreements between Holmes Biopharma and Kyle L. Tingle on any matter regarding accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the past two fiscal years or any subsequent interim period preceding the date of dismissal.

On August 9, 2006, Holmes Biopharma, Inc. engaged Chisholm, Bierwolf & Nilson, LLC, Certified Public Accountants (“Chisholm, Bierwolf & Nilson”) as our independent auditors.  Our board of directors approved the engagement of Chisholm, Bierwolf & Nilson.  During the two most recent fiscal years ended December 31, 2005 and 2004, and through August 9, 2006, we did not consult with Chisholm, Bierwolf & Nilson regarding either:

(i)  the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that Chisholm, Bierwolf & Nilson concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)  any matter that was either the subject of a disagreement or a reportable event.

Section 8 - Other Events

Item 8.01  Other Events

On August 4, 2006, we received confirmation from the Secretary of State of Nevada that Holmes Biopharma, Inc. certificate of amendment to articles of incorporation increasing the number of our authorized common stock from 50,000,000 to 100,000,000, with a par value of $0.001, was filed on August 2, 2006.

On January 20, 2006, our board of directors authorized the increase of our authorized common stock to 100,000,000 and a majority of our shareholders approved the corporate action by written consent on that date.  We filed a definitive 14C Information Statement with the Securities and Exchange Commission on June 20, 2006, and provided that document to our shareholders of record as of January 20, 2006.  After the 20 day notice period, we filed the certificate of amendment with the Secretary of State of Nevada to effect the increase of our authorized common stock.  Management believes the increase is authorized common stock will provide common stock for future equity financings.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

Exhibits

3.1

Articles of Incorporation, as amended (Filed August 15, 2006)

16

Letter of agreement from Kyle L. Tingle, CPA, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLMES BIOPHARMA, INC.

Date: August 30, 2006

By:    /s/ John F. Metcalfe

         John F. Metcalfe

         President, Chief Financial Officer and Director